UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 11, 2000


                                    XOMA LTD.
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             (Exact name of registrant as specified in its charter)


                                     BERMUDA
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                 (State or other jurisdiction of incorporation)


              0-14710                                     94-2756657
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     (Commission File Number)                 (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                   94710
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(Address of principal executive offices)                  (Zip code)

Registrant's telephone number, including area code             (510) 644-1170
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events

     On February 14, 2000, XOMA Ltd. issued the announcement attached hereto as
Exhibit 1, which is incorporated herein by reference, following completion of a private placement of 6,145,000 common shares for net proceeds of $29,188,750. The Company entered into a subscription agreement with the investors, a copy of which is attached hereto as Exhibit 2 and incorporated herein by reference. Under the terms of a registration rights agreement, a copy of which is attached hereto as Exhibit 3 and incorporated herein by reference, the Company granted the investors registration rights for the common shares issued to them. The Company also issued warrants to purchase an aggregate of 250,000 common shares to Arnhold and S. Bleichroeder, Inc. and Sutro & Co. Incorporated, financial advisors to the Company in the February 2000 private placement, and granted the advisors registration rights for the common shares underlying the warrants issued to them. Copies of the form of warrant and related registration rights agreement are attached hereto as Exhibit 4 and Exhibit 5, respectively, and incorporated herein by reference.

Item 7.  Exhibits

1.   Press Release dated February 14, 2000.

2. Form of Subscription Agreement dated as of February 8, 2000 by and between XOMA Ltd. and the purchasers of Common Shares in the February 2000 private placement

3. Form of Registration Rights Agreement dated as of February 11, 2000 by and between XOMA Ltd. and the purchasers of Common Shares in the February 2000 private placement

4.   Form of Common Share Purchase Warrant (2000 Warrants)

5. Form of Registration Rights Agreement dated as of February 11, 2000 by and between XOMA Ltd. and the placement agents in the February 2000 private placement



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                                      -2-

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 14, 2000          XOMA LTD.



                                   By:    /s/ Christopher J. Margolin
                                          ---------------------------------
                                          Christopher J. Margolin
                                          Vice President, General
                                          Counsel and Secretary

                                  EXHIBIT INDEX


Number   Description

1.   Press Release dated February 14, 2000

2. Form of Subscription Agreement dated as of February 8, 2000 by and between XOMA Ltd. and the purchasers of Common Shares in the February 2000 private placement

3. Form of Registration Rights Agreement dated as of February 11, 2000 by and between XOMA Ltd. and the purchasers of Common Shares in the February 2000 private placement

4.   Form of Common Share Purchase Warrant (2000 Warrants)

5. Form of Registration Rights Agreement dated as of February 11, 2000 by and between XOMA Ltd. and the placement agents in the February 2000 private placement